EXHIBIT 10.27

SECURED PROMISSORY NOTE


$30,000.00                                                     February 17, 2004


FOR VALUE RECEIVED, the undersigned, CT Holdings, Inc., a Delaware corporation ("CT"), promises to pay to the order of Steven B. Solomon ("Payee"), at such place as Payee may designate in writing, in lawful money of the United States of America, the principal sum of Thirty Thousand Dollars ($30,000.00) on the terms and conditions hereinafter set forth. This Note shall bear interest at the rate of five percent (5%) per year and shall mature on May 17, 2004, at which time all outstanding principal shall be due and payable.

Events of Default.  The entire unpaid principal balance of this Note shall
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immediately become due and payable, at the option of Payee, upon the failure by
CT to pay any installment of principal and interest hereof as and when the same becomes due and payable in accordance with the terms hereof (the "Event of Default"). In the event an Event of Default shall occur, the unpaid principal shall accrue interest in the amount of 18% per annum and Payee may proceed to protect and enforce its rights either by suit in equity and/or by action at law, by other appropriate proceedings. No delay on the part of Payee in the exercise of any power or right under this Note, or under any other instrument executed pursuant thereto shall operate as a waiver thereof, nor shall a single or partial exercise of any other power or right preclude further exercise thereof.

Security Interest. The obligations under this Note are secured by that certain
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Security and Pledge Agreement dated of even date herewith by and between CT and
Payee.

Costs of Collection.  It is hereby specially agreed that if this Note is placed
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into the hands of an attorney for collection, or if proved, established, or collected in any court, CT agrees to pay to Payee an amount equal to all expenses incurred in enforcing or collecting this Note, including court costs and reasonable attorneys' fees.

Waiver of Rights.  Except for the notice expressly provided herein, the
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undersigned and all endorsers, sureties, and guarantors hereof hereby jointly and severally waive presentment for payment, demand, notice of nonpayment, protest, notice of protest, and without further notice hereby consent to renewals, extensions, or partial payments either before or after maturity.

Usury Limitation.  All agreements between CT and Payee, whether now existing or
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hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to Payee hereof for the use, forbearance, or detention of the money advanced to CT, or for the performance or payment of any covenant or obligation contained herein, exceed the maximum amount permissible under applicable federal or state law. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance Payee shall ever receive as interest under this Note or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note and not to the payment of interest or, if such excessive interest exceeds the unpaid principal balance of this Note, such excess shall be refunded to CT. All sums paid or agreed to be paid to Payee for the use, forbearance, or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof. The terms and provisions of this paragraph shall control every other provision of all agreements between CT and Payee.

Governing Law.  This Note shall be governed by and construed in accordance with
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the laws of the State of Texas and the laws of the United States applicable to transactions in Texas.

CT:

CT  Holdings,  Inc.


By:  ______________________________
Name:  _____________________________
Title:  _____________________________

PAYEE:

STEVEN  B.  SOLOMON

___________________________________
Steven  B.  Solomon


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